UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2020

INTELLINETICS, INC.

(Exact name of Registrant as specified in its charter)

Nevada	000-31671	87-0613716
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

2190 Dividend Dr., Columbus, Ohio	43228
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (614) 388-8908

Intellinetics, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Name of each exchange on which registered
None	N/A

Securities registered pursuant to Section 12(g) of the Act: Common Stock, $0.001 par value

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

EXPLANATORY NOTE

On March 4, 2020, Intellinetics, Inc., a Nevada corporation (the “Company” or “Intellinetics”), filed a Current Report on Form 8-K (the “Initial Form 8-K”) to disclose the acquisition by the Company of all of the capital stock of Graphic Sciences, Inc., a Michigan corporation (“GSI”). The information previously disclosed and reported in the Initial Form 8-K is hereby incorporated by reference into this Current Report on Form 8-K/A (Amendment No. 1). Intellinetics is filing this Current Report on Form 8-K/A (Amendment No. 1) solely for the purpose of amending Item 9.01 of the Initial Form 8-K to file the financial information required by Items 9.01(a) and 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K. No other changes have been made to the Initial Form 8-K.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 2, 2020, the Company acquired all of the capital stock of GSI, as reported and disclosed in the Initial Form 8-K. See the “Explanatory Note” above.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The audited financial statements of GSI as of September 30, 2019 and 2018, and for the years then ended, and the report of GBQ Partners LLC, independent auditor, thereon, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited financial statements of GSI as of December 31, 2019, and for the three-month periods ended December 31, 2019 and 2018 and the unaudited notes related thereto, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of Intellinetics, reflecting the acquisition of GSI as of December 31, 2019, and for the one year period then ended, are filed herewith as Exhibit 99.3 and incorporated herein by reference. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the acquisition had been in effect on the dates indicated or that may be achieved in future periods, and should be read in conjunction with the financial statements of Intellinetics and GSI.

(d)	Exhibits

Exhibit No.	Name of Exhibit
2.1	Stock Purchase Agreement, dated as of March 2, 2020, by and among Intellinetics, Inc., Graphic Sciences, Inc., and Thomas M. Liebold, Gregory P. Colton, Fredrick M. Kamienny, and Frederick L. Erlich (Filed with the Initial Form 8-K.)
99.1	The audited financial statements of Graphic Sciences, Inc. as of September 30, 2019 and 2018, and for each of the one-year periods then ended and the notes related thereto. (Filed herewith.)
99.2	The unaudited financial statements of Graphic Sciences, Inc. as of December 31, 2019, and for the three-month periods then ended (Filed herewith.)
99.3	The unaudited pro forma condensed combined financial statements of Intellinetics, Inc., reflecting the acquisition of Graphic Sciences, Inc. as if it occurred on December 31, 2019 and during the one year period then ended. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELLINETICS, INC.

	By:	/s/ Joseph D. Spain
Joseph D. Spain
Treasurer and Chief Financial Officer

Dated: May 12, 2020